UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss.240.14a-12

CONSOL ENERGY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CONSOL Energy Inc.

1000 CONSOL Energy Drive, Suite 100

Canonsburg, Pennsylvania 15317

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2020

The following Notice of Change of Location relates to the Proxy Statement for 2020 (the “Proxy Statement”) of CONSOL Energy Inc. (the “Corporation”) dated March 27, 2020, furnished to the stockholders of the Corporation in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of Stockholders to be held on Friday, May 8, 2020. These definitive additional materials are being filed with the Securities and Exchange Commission and are being made available to stockholders on or about April 27, 2020.

PLEASE READ THIS NOTICE CAREFULLY IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 8, 2020

Dear Stockholders,

Due to the public health concerns associated with the ongoing coronavirus outbreak (“COVID-19”) and to support the health and well-being of our stockholders and partners, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of CONSOL Energy Inc. (the “Company”) has been changed. The previously announced date and time of the Annual Meeting (May 8, 2020 at 8:00 a.m., Eastern Time) will not change. The Annual Meeting will be held solely by remote communication, in a virtual-only format. You will not be able to attend the Annual Meeting in person. As described in the proxy materials previously distributed in connection with the Annual Meeting, stockholders of record of our common stock as of the close of business on March 11, 2020, the record date (the “Record Date”), are entitled to participate in the Annual Meeting.

To access the virtual Annual Meeting, please go to www.meetingcenter.io/269189195. To login to the virtual Annual Meeting you have two options: (1) join as a “Guest” or (2) join as a stockholder with a control number. If you join as a stockholder with a control number, you will be required to have a control number and password. The password for the virtual Annual Meeting is CEIX2020. Stockholders may vote their shares and ask questions during the virtual Annual Meeting by following the instructions available on the virtual Annual Meeting website during the virtual Annual Meeting. However, we encourage all stockholders of record to vote in advance of the virtual Annual Meeting to ensure a quorum.

Registered Holders: If you were a holder of record of the Company’s common stock on the Record Date (i.e., you held your shares in your own name as reflected in the records of our Transfer Agent, Computershare), you can attend the virtual Annual Meeting by accessing the website listed above and entering the 15-digit control number found on your proxy card and by entering the password listed above. Once admitted to the virtual Annual Meeting by following these instructions, registered holders may ask questions and vote during the virtual Annual Meeting.

Beneficial Holders: If you are a beneficial stockholder and hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend and vote during the virtual Annual Meeting. To register, you must obtain a legal proxy by contacting your account representative at the bank, broker or other nominee that holds your shares and submit an email from your broker or an image of your legal proxy reflecting your CONSOL Energy Inc. holdings, along with your name and email address, to Computershare at legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. (Eastern Time) on Tuesday, May 5, 2020. You will receive a confirmation email from Computershare confirming your registration and providing a control number to enter the virtual Annual Meeting as a stockholder. At the time of the virtual Annual Meeting, beneficial shareholders can visit the website listed above and enter the control number provided to them by Computershare and the password listed above to enter the virtual Annual Meeting. Once admitted to the virtual Annual Meeting by following these instructions, beneficial holders may ask questions and vote during the virtual Annual Meeting.

If you do not have a control number, you may attend the virtual Annual Meeting as a guest, but will not have the option to vote your shares or ask questions during the virtual Annual Meeting.

Help and technical support for accessing and participating in the virtual Annual Meeting is available before and during the virtual Annual Meeting at https://support.vevent.com/. We encourage you to log on to the website for the virtual Annual Meeting 15 minutes prior to the start time of the virtual Annual Meeting.

A list of stockholders entitled to vote at the virtual Annual Meeting shall be available on the website for the virtual Annual Meeting during the virtual Annual Meeting for inspection by stockholders who have a control number for any legally valid purpose related to the virtual Annual Meeting.

It is important that you read the proxy materials previously distributed. Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote and submit your proxy in advance of the virtual Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and you may continue to use the proxy card to vote your shares in connection with the virtual Annual Meeting, whether or not you intend to participate in the virtual Annual Meeting. If you have already voted, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal. If you would like to change or revoke your prior vote on any proposal, please refer to the proxy statement for instructions on how to do so.

We thank you for your interest in the Company and look forward to your participation in our virtual Annual Meeting.

By Order of the Board of Directors.

Martha A. Wiegand

General Counsel and Secretary

April 27, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be held on May 8, 2020: Our 2020 Proxy Statement and 2019 Annual Report to stockholders are available at www.edocumentview.com/CEIX. The Company uses the Securities and Exchange Commission rule permitting companies to furnish proxy materials to their shareholders on the Internet. In accordance with this rule, on or about March 27, 2020, a Notice of Internet Availability of Proxy Materials (the “Notice”) was provided to the Company’s stockholders of record as of the close of business on March 11, 2020, which includes instructions on how to access our 2020 Proxy Statement and 2019 Annual Report online, and how to vote online for the 2020 Annual Stockholders Meeting. If you received the Notice and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials included in the Notice.

The following press release was issued by CONSOL Energy Inc. on April 27, 2020.

CEIX to Hold Virtual Annual Meeting of Stockholders

CANONSBURG, Pa., April 27, 2020 / PR Newswire / — CONSOL Energy Inc. (NYSE:CEIX) announced today that, due to the public health concerns associated with the ongoing coronavirus outbreak (“COVID-19”) and to support the health and well-being of its stockholders and partners, the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of CONSOL Energy Inc. (the “Company”) has been changed. The previously announced date and time of the Annual Meeting (May 8, 2020 at 8:00 a.m., Eastern Time) will not change. However, the Annual Meeting will be held solely by remote communication, in a virtual-only format, and stockholders will not be able to attend the Annual Meeting in person. As described in the proxy materials previously distributed in connection with the Annual Meeting, stockholders of record of our common stock as of the close of business on March 11, 2020, the record date (the “Record Date”), are entitled to participate in the Annual Meeting.

To access the virtual Annual Meeting, please go to www.meetingcenter.io/269189195. To login to the virtual Annual Meeting you have two options: (1) join as a “Guest” or (2) join as a stockholder with a control number. If you join as a stockholder with a control number, you will be required to have a control number and password. The password for the virtual Annual Meeting is CEIX2020. Stockholders may vote their shares and ask questions during the virtual Annual Meeting by following the instructions available on the virtual Annual Meeting website during the virtual Annual Meeting. However, we encourage all stockholders of record to vote in advance of the virtual Annual Meeting to ensure a quorum.

Registered Holders: If you were a holder of record of the Company’s common stock on the Record Date (i.e., you held your shares in your own name as reflected in the records of our Transfer Agent, Computershare), you can attend the virtual Annual Meeting by accessing the website listed above and entering the 15-digit control number found on your proxy card and by entering the password listed above. Once admitted to the virtual Annual Meeting by following these instructions, registered holders may ask questions and vote during the virtual Annual Meeting.

Beneficial Holders: If you are a beneficial stockholder and hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend and vote during the virtual Annual Meeting. To register, you must obtain a legal proxy by contacting your account representative at the bank, broker or other nominee that holds your shares and submit an email from your broker or an image of your legal proxy reflecting your CONSOL Energy Inc. holdings, along with your name and email address, to Computershare at legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. (Eastern Time) on Tuesday, May 5, 2020. You will receive a confirmation email from Computershare confirming your registration and providing a control number to enter the virtual Annual Meeting as a stockholder. At the time of the virtual Annual Meeting, beneficial shareholders can visit the website listed above and enter the control number provided to them by Computershare and the password listed above to enter the virtual Annual Meeting. Once admitted to the virtual Annual Meeting by following these instructions, beneficial holders may ask questions and vote during the virtual Annual Meeting.

If you do not have a control number, you may attend the virtual Annual Meeting as a guest, but will not have the option to vote your shares or ask questions during the virtual Annual Meeting.

Help and technical support for accessing and participating in the virtual Annual Meeting is available before and during the virtual Annual Meeting at https://support.vevent.com/. We encourage you to log on to the website for the virtual Annual Meeting 15 minutes prior to the start time of the virtual Annual Meeting.

A list of stockholders entitled to vote at the virtual Annual Meeting shall be available on the website for the virtual Annual Meeting during the virtual Annual Meeting for inspection by stockholders who have a control number for any legally valid purpose related to the virtual Annual Meeting.

It is important that you read the proxy materials previously distributed. Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote and submit your proxy in advance of the virtual Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and you may continue to use the proxy card to vote your shares in connection with the virtual Annual Meeting, whether or not you intend to participate in the virtual Annual Meeting. If you have already voted, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal. If you would like to change or revoke your prior vote on any proposal, please refer to the proxy statement for instructions on how to do so.

About CONSOL Energy Inc.

CONSOL Energy Inc. (NYSE: CEIX) is a Canonsburg, Pennsylvania-based producer and exporter of high-Btu bituminous thermal and crossover metallurgical coal. It owns and operates some of the most productive longwall mining operations in the Northern Appalachian Basin. Our flagship operation is the Pennsylvania Mining Complex, which has the capacity to produce approximately 28.5 million tons of coal per year and is comprised of 3 large-scale underground mines: Bailey, Enlow Fork, and Harvey. The company also owns and operates the CONSOL Marine Terminal, which is located in the port of Baltimore and has a throughput capacity of approximately 15 million tons per year. In addition to the ~669 million reserve tons associated with the Pennsylvania Mining Complex and the ~21 million reserve tons associated with the Itmann project, the company also controls approximately 1.5 billion tons of greenfield thermal and metallurgical coal reserves located in the major coal-producing basins of the eastern United States. Additional information regarding CONSOL Energy may be found at www.consolenergy.com.

Contacts:

Investor:

Mitesh Thakkar, (724) 416-8335

miteshthakkar@consolenergy.com

Media:

Zach Smith, (724) 416-8291

zacherysmith@consolenergy.com